EXHIBIT 10.9
FIRST ORIGINAL OF TWO
ADDENDUM No. 1
TO THE MEMORANDUM OF AGREEMENT
REGARDING M/V “MAERSK MADRID”
(THE “VESSEL”)
BETWEEN
MAERSK LINE UK LTD.
(THE “SELLERS”)
AND
RALIK SHIPPING COMPANY INC.
(THE “BUYERS”)
With reference to the Memorandum of Agreement dated 13 April 2011 (the “Agreement”) between the Sellers and the Buyers regarding the sale of the Vessel the following change has been agreed:
Vessel details: Flag, Call sign and Place of Registration, shall be deleted in full, and replaced as follows:
Flag: Dutch
Call sign: PBMQ
Place of registration: Rotterdam, Netherlands
All other terms of the Memorandum of Agreement to remain unchanged.
IN WITNESS WHEREOF, the parties hereto have caused this addendum to be executed by their respective authorised representatives on 20 April 2011.

For and on behalf of Sellers:	For and on behalf of Buyers:
Maersk Line UK Ltd.	Ralik Shipping Company Inc.
/s/ Sune Christensen/John Kilby	/s/ Symeon Palios For and on behalf of Guarantor:
Diana Containerships Inc.

/s/ Ioannis Zafirakis